Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 14 – INCOME TAXES

The Company accounts for income taxes using the asset and liability method. Under this method, deferred income tax assets and liabilities are determined based upon the difference between the financial statement carrying amounts and the tax basis of assets and liabilities and are measured using the enacted tax rate expected to apply to taxable income in the years in which the differences are expected to be reversed.

The effective tax rate for the three and three-months ended September 30, 2019 and 2018, differs from the statutory rate of 21% as a result of state taxes (net of Federal benefit), permanent differences, and a reserve against deferred tax assets.

The Company’s valuation allowance was primarily related to the operating losses. The valuation allowance is determined in accordance with the provisions of ASC No. 740, Income Taxes, which requires an assessment of both negative and positive evidence when measuring the need for a valuation allowance. Based on the available objective evidence and the Company’s history of losses, management provides no assurance that the net deferred tax assets will be realized. As of September 30, 2019, and December 31, 2018, the Company has applied a valuation allowance against its deferred tax assets net of the expected income from the reversal of the deferred tax liabilities.

Recent tax legislation

On March 22, 2018, the Tax Cuts and Jobs Act (“TCJA”) was enacted into law, which significantly changes existing U.S. tax law and includes numerous provisions that affect our business, such as reducing the U.S. federal statutory tax rate from 35% to 21% effective January 1, 2018.

Uncertain tax positions

The Company is subject to taxation in the United States and three state jurisdictions. The preparation of tax returns requires management to interpret the applicable tax laws and regulations in effect in such jurisdictions, which could affect the amount of tax paid by the Company. Management, in consultation with its tax advisors, files its tax returns based on interpretations that are believed to be reasonable under the circumstances. The income tax returns, however, are subject to routine reviews by the various taxing authorities. As part of these reviews, a taxing authority may disagree with respect to the tax positions taken by management (“uncertain tax positions”) and therefore may require the Company to pay additional taxes.

Management evaluates the requirement for additional tax accruals, including interest and penalties, which the Company could incur as a result of the ultimate resolution of its uncertain tax positions. Management reviews and updates the accrual for uncertain tax positions as more definitive information becomes available from taxing authorities, completion of tax audits, expiration of statute of limitations, or upon occurrence of other events.

Uncertain tax positions (continued)

As of September 30, 2019 and December 31, 2018, there was no liability for income tax associated with unrecognized tax benefits. The Company recognizes accrued interest related to unrecognized tax benefits as well as any related penalties in interest income or expense in its condensed consolidated statements of operations, which is consistent with the recognition of these items in prior reporting periods.

The federal and state income tax returns of the Company are subject to examination by the IRS and state taxing authorities, generally for three years after they were filed.

NOTE 11 – INCOME TAXES

The following table presents a reconciliation of the statutory Federal rate and the Company’s effective tax rate for the years ended December 31:

	2018	2017
Tax provision (benefit) at Federal statutory rate	(21.00)%	(34.00)%
Accrued compensation	(0.28)%	(0.32)%
Stock based compensation	3.37%	4.15%
Depreciation and amortization	0.15%	0.59%
Other	0.07%	0.26%
Change in valuation allowance	17.69%	29.32%
Effective tax rate	0.00%	0.00%

The effective tax rate for the three and years ended December 31, 2018 and 2017, differs from the statutory rate of 21% and 34% for the years ended December 31, 2018 and 2017, respectively, as a result of state taxes (net of Federal benefit), permanent differences, and a reserve against deferred tax assets.

There was not a provision for income taxes for the years ended December 31, 2018 and 2017.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The following table presents significant components of the Company’s deferred tax assets and liabilities for the years ended December 31:

	2018	2017
DEFERRED TAX ASSETS, net:
Net operating loss carryforwards	$9,633,893	$8,705,467
Accrued compensation	1,080,432	1,074,903
Stock based compensation	178,174	66,348
Credit carryforwards	52,592	71,910
Depreciation and amortization carryforwards	(63,917)	(71,054)
Total	10,881,174	9,847,574
Less valuation allowance	(10,881,174)	(9,847,574)
NET DEFERRED TAX ASSETS	$-	$-

As of December 31, 2018, the Company had a Federal net operating loss carryforward of $36,950,157. In addition, the Company had a net operating loss carryforward for Hawaii income tax purposes of $29,286,880 as of December 31, 2018. These amounts may be used to offset up to 80% of future taxable income and differ from the Company’s accumulated deficit due to permanent and temporary tax differences.

The Company’s valuation allowance was primarily related to the operating losses. The valuation allowance is determined in accordance with the provisions of ASC No. 740, Income Taxes, which requires an assessment of both negative and positive evidence when measuring the need for a valuation allowance. Based on the available objective evidence and the Company’s history of losses, management provides no assurance that the net deferred tax assets will be realized. As of December 31, 2018 and 2017, the Company has applied a valuation allowance against its deferred tax assets net of the expected income from the reversal of the deferred tax liabilities.

Recent tax legislation

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) was enacted into law, which significantly changes existing U.S. tax law and includes numerous provisions that affect our business, such as reducing the U.S. federal statutory tax rate. The TCJA reduces the U.S. federal statutory tax rate from 35% to 21% effective January 1, 2018.

As a result of TCJA, the Company recorded a change in its deferred tax asset of approximately, $3.8 million for the year ended December 31, 2017, which was offset by an adjustment to the allowance.

State tax credits

The Company received a refundable tax credit of $17,253 from the State of Hawaii during the year ended December 31, 2017. This amount is recorded as other income in the consolidated statement of operations.